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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        December 3, 2003
                                                --------------------------------

                                MERCK & CO., Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)

               1-3305                                22-1109110
       ----------------------             --------------------------------
      (Commission File Number)           (IRS Employer Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ               08889-0100
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (908) 423-1000
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              (Registrant's Telephone Number, Including Area Code)
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Item 7. Financial Statements and Exhibits

   (c)  Exhibits

   Exhibit 99        Press release issued December 3, 2003
                     regarding financial guidance for 2004



Item 9. Regulation FD Disclosure

Incorporated by reference is a press release issued by the Registrant on December 3, 2003, regarding financial guidance for 2004, attached as Exhibit 99.
This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and is not incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.






                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         MERCK & CO., Inc.




Date: December 3, 2003                   By: /s/ Debra A. Bollwage
                                             -----------------------------
                                             DEBRA A. BOLLWAGE
                                             Assistant Secretary
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                                  EXHIBIT INDEX


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
Exhibit
Number            Description
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

 99               Press release issued December 3, 2003
                  regarding financial guidance for 2004
